Filed pursuant to Rule 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG GW&K Enhanced Core Bond ESG Fund

Supplement dated April 1, 2024 to the Prospectus, dated May 1, 2023, and the Statement of Additional Information, dated May 1, 2023, as supplemented December 13, 2023

The following information supplements and supersedes any information to the contrary relating to AMG GW&K Enhanced Core Bond ESG Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated and supplemented as noted above.

Effective immediately, Stephen J. Repoff will no longer serve as a portfolio manager of the Fund and Mary F. Kane will serve as the portfolio manager primarily responsible for the day-to-day management of the Fund. Accordingly, all references to and information relating to Mr. Repoff in the Prospectus and SAI are deleted and all references to the portfolio manager of the Fund shall refer to Ms. Kane.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE